AGREEMENT


         THIS AGREEMENT, is entered into as of the 1st day of January, 1997, by and between Carsten Frank ("Frank") abd CHS Electronics, Inc. ("CHS").

         A. RECITALS. Pursuant to a Stock Exchange Agreement dated December 19, 1996 (the "Agreement"), CHS agreed to acquire 100% of the capital stock of Frank & Walter Computer GmbH ("F&W"). The Agreement provides that from and after January 1, 1997, the profits and losses of F&W shall inure to the benefit or detriment of CHS. The Agreement also provides CHS certain control rights over the activities of F&W from and after December 19, 1997. The parties wish to supplement the control rights of CHS through this agreement.

         B. AGREEMENT. For valuable consideration, the parties agree as follows:

            1. From and after January 1, 1997, and until the Closing (as defined in the Agreement):

                    (a) CHS shall have the right to maintain a representative at F&W's offices, which representative (the "CHS Representative") shall exercise substantially the same authority as F&W's chief financial officer;

                    (b) All significant corporate actions and decisions of F&W shall be made only after consultation between Claudio Osorio, CHS's chief exectuvie officer, and Frank;

                    (c) The CHS Representative shall have full access to all books, records, accounts, vendors, suppliers, creditors and customers of F&W;

                    (d) All payments to significant suppliers of F&W shall be made through CHS Finance, a subsidiary of CHS; and

                    (e) The 1997 business plan for F&W shall be subject to review and approval by CHS.

            2. The foregoing control rights are not intended to release Frank from his representations, warranties or covenants under the Agreement.

            3. Each party agrees to take such further action as may be reasonably requested by the other party to carry out the foregoing covenants.


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          IN WITNESS WHEREOF, the parties have executed this agreement in counterparts.

                                           /S/ CARSTEN FRANK
                                           ----------------------------
                                           CARSTEN FRANK


                                           CHS ELECTRONICS, INC.



                                           By: /S/ CLAUDIO OSORIO
                                             ---------------------------
                                             Claudio Osorio, President



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